                                       FIRST FINANCIAL FUND, INC. (LOGO)



                                       SEMI-

                                       ANNUAL

                                       REPORT

                                       September 30, 2002

Letter To Shareholders                                 October 31, 2002

Dear Fellow Shareholder:
They served humble pie this quarter and most of us got a good helping. Unless you took refuge in treasuries, municipals, agency securities or cash, there were few places to escape the carnage. Lessons learned (or re-learned) included (a) stocks' earnings yields and treasury yields can disconnect in an ugly fashion, (b) a recovering economy does not a recovering stock market make, (c) stocks can fall a lot and still fall a lot again, (d) balance sheets matter.

The balance sheet is the "ground-zero" of our worries these days. No one dismisses the debacle on the corporate side, bloodied by Enron, WorldCom, Conseco and the like. Indeed, close to 40% of all speculative debt issued in the three debt boom years 1997 through 1999 has defaulted. Could the consumer be next? Left largely unscathed during this past recession, the consumer keeps borrowing to buy cars, homes, and lifestyle in a binge fed by yield starved financial intermediaries and the lowest interest rates in a generation. Few
argue that the average consumer balance isn't stretched.   But the
average won't matter as much as the distribution of that debt. Could it be that, similar to the corporate debt fiasco, a disproportionate share of the lending went to those who could least afford to pay the loans back? The answer may already reside in the stocks of Fannie Mae, Household International, Capital One, Americredit, the mortgage insurers, Sears, Ford and other big consumer debt issuers or insurers: all setting decided new lows.

Our government's balance sheet has taken a turn for the worse as well. Less than two years ago, the talk was of a huge surplus and the retirement of the 30-year treasury. Today, pundits project a $150 to $200 billion deficit again. And, this deficit is largely to fund non-productive assets: interest on debt, farm subsidies, national security and war. Add to this a balance-of-payments deficit running at 4% to 5% of GDP. Will our disappointing equity markets and low yielding treasuries and asset-back securities ever discourage our foreign trading partners?

For the six months ending September 30th, the Fund's total return was 2.7%, compared to a return of -28.4% for the S&P 500 and -6.0% for the NASDAQ Banks Composite.

                             TOTAL RETURNS
                     For the Periods Ended 9/30/02

                               6 Mos.    1 Year    3 Years      5 Years
First Financial Fund's NAV1    2.65%      25.62%    25.84%      6.67%
S&P 500                       -28.36     -20.49    -12.89      -1.63
NASDAQ Composite*             -36.49     -21.80    -24.71      -7.01
NASDAQ Banks*                  -5.96       6.78      9.33       3.03
SNL All Daily Thrift*          -2.22       3.20     17.35       5.94
SNL MBS REITS                  10.09      32.99     23.48      -0.80
SNL Mortgage Banks*             1.03       6.97    14.11    -8.10

1 Source: Lipper Analytical Services, Inc. The Fund's total return represents the change in net asset value from the beginning of the period noted through September 30, 2002 and assumes the reinvestment of dividends and distributions. Past performance is no guarantee of future results. Returns based on market price performance of the Fund's shares would be different.

* Principal only.

Note: Returns for periods less than one year are not annualized.

-------------------------------------------------------------------------
                                        1

Fortunately, inordinately strong balance sheets kept most of our
companies out of trouble.   The Fund's positive return over the past
six months was due to favorable stock selection within the Mortgage REIT and the Bank & Thrift sectors. The Fund benefited from REIT investments such as RAIT Investment Trust and Novastar Financial REIT, which were sold when they hit their price targets. Positions in small to mid-sized banks such as Port Financial Corporation and Provident Financial Holdings also proved favorable.

Our position in Capital One Financial Corporation, a consumer finance company, was eliminated after it reported an unfavorable outlook on the collectability of consumer credit cards bills. Some small to mid-sized banks and thrifts (Astoria Financial, and Ocwen Financial Corporation) had sharp share declines after reporting disappointing second quarter 2002 results, but were retained due to their attractive
long-term prospects.   Our position in Koram Bank, a South Korean-
based financial institution, also detracted from performance after a decline in its second quarter earnings.

The Fund took a temporary defensive position during the month of September, which added to total return. At the end of the period, our cash position was over 20%.

Ahead, we are probably more optimistic than we ought to be. For battle scarred, bottom-up practitioners with plenty of liquidity to
put to work, volatility is our best friend.   We are encouraged, as
well, by an acceleration of merger activity in the banking sector, a trend likely to persist as long as low interest rates and weak loan demand reign.

We appreciate your continued interest and support of the Fund.


Nicholas C. Adams

---------------------------------------------------------------------------
                                       2

Portfolio of Investments as of September 30, 2002
(Unaudited)                                         FIRST FINANCIAL FUND, INC.
------------------------------------------------------------------------------

Shares       Description                      Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--76.4%
COMMON STOCKS--75.6%
------------------------------------------------------------
Banks & Thrifts--38.1%
  12,800    Abington Bancorp, Inc.                 $    247,424
  34,600    Algiers Bancorp, Inc.                       252,580
 367,000    Astoria Financial Corp.                   8,954,800
 538,450    Bay View Capital Corp.                    3,053,012
  90,300    Bostonfed Bancorp, Inc.                   2,708,097
  64,640    Broadway Financial Corp.                  1,038,765
 151,200    Capital Crossing Bank*                    3,318,840
  83,050    CB Bancshares, Inc.                       2,943,292
  86,600    CBES Bancorp, Inc.                        1,507,706
 142,538    CCF Holding Co.                           3,048,888
  94,235    Charter One Financial, Inc.               2,800,664
  18,000    City National Corp.                         841,860
  60,000    Community Bank San Jose
              California(a)                           2,284,800
  57,900    Compass Bancshares, Inc.                  1,707,471
  98,900    Connecticut Bancshares, Inc.              3,662,267
 195,000    Dime Bancorp, Inc.*                          17,550
 249,900    Downey Financial Corp.                    8,559,075
 413,565    Fidelity Federal Bancorp.*                  932,589
  20,199    First Citizens BancShares, Inc.           2,120,895
 111,000    First Community Bancorp, Inc.             3,204,570
 223,150    First Republic Bank*                      4,853,512
 217,900    FirstFed America Bancorp, Inc.            5,249,211
 252,000    FirstFed Bancorp, Inc.                    1,890,000
  71,468    FNB Corp.                                 1,203,521
 241,600    Golden State Bancorp, Inc.                7,808,512
 286,400    Hawthorne Financial Corp.*                7,560,960
  19,999    HFB Financial Corp.                         277,486
  50,000    Hibernia Corp.                              999,500
  19,500    Iberiabank Corp.                            733,785
 689,280    Koram Bank*                               4,693,445
 219,600    MetroCorp Bancshares, Inc.                2,635,200
 224,000    North Valley Bancorp                      3,689,280
  90,000    Northeast Pennsylvania Financial
              Corp.                                   1,341,000
 102,900    Pacific Crest Capital, Inc.               3,164,175
 380,059    Pacific Union Bank*                       4,260,461
 165,930    Perpetual Federal Savings Bank*           3,152,670
 195,400    Port Financial Corp.                      7,817,954
 403,050    Provident Financial Holdings, Inc.*       9,471,675
  40,650    Redwood Financial, Inc.*                    564,019
  45,000    River Valley Bancorp                   $  1,175,850
   2,880    Southern Financial Bancorp, Inc.             83,434
 210,000    Southwest Bancorp, Inc.                   5,281,500
  32,500    St. Landry Financial Corp.(a)*              357,500
  21,100    Team Financial, Inc.                        204,670
  40,629    Thistle Group Holdings Co.                  426,605
  35,000    Trico Bancshares                            885,500
  82,300    Unionbancal Corp.                         3,457,423
  80,070    United National Bancorp                   1,647,841
  23,418    Washington Trust Bancorp, Inc.              462,271
  35,000    Westbank Corp.                              458,500
 172,000    Woronoco Bancorp, Inc.                    3,620,600
                                                   ------------
                                                    142,633,205
                                                   ------------
------------------------------------------------------------
Other Financial Intermediaries--16.3%
  14,100    American International Group, Inc.          771,270
 113,800    Americredit Corp.*                          918,366
1,147,667   Brookline Bancorp, Inc.                  13,486,235
 536,400    Ceres Group, Inc.*                        1,035,252
 282,600    FBR Asset Investment Corp.                8,834,076
 130,030    Fidelity National Financial, Inc.         3,735,762
   8,800    First Pactrust Bancorp, Inc.                123,904
 214,800    Friedman, Billings, Ramsey Group,
              Inc. *                                  2,175,924
  30,000    Hanmi Financial Corp.*                      450,000
 574,200    Hispanic Express, Inc.*                     574,200
 333,900    IPC Holdings Ltd., ADR (Bermuda)          9,806,643
1,210,100   Meadowbrook Insurance Group, Inc.         3,194,664
  49,600    Merrill Lynch & Co., Inc.                 1,634,320
 339,200    Ocwen Financial Corp.*                      983,680
 170,100    Odyssey Re Holdings Corp.                 2,825,361
 959,315    Resource America, Inc.                    7,674,520
  83,700    Willis Group Holdings Ltd.*               2,803,113
                                                   ------------
                                                     61,027,290
                                                   ------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of September 30, 2002
(Unaudited)                                          FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

Shares        Description                    Value (Note 1)
-----------------------------------------------------------
Mortgage & REITs--9.2%
 400,000    American Financial Realty Trust        $  4,120,000
 258,000    Countrywide Mortgage Investments,
              Inc.                                   12,164,700
 227,875    First Mortgage Corp.*                       854,531
 184,700    Freddie Mac                              10,324,730
  85,300    IMPAC Mortgage Holdings, Inc.               951,095
 272,590    Medical Office Properties, Inc.           3,162,044
 155,504    Newcastle Investment Holdings Corp.
              REIT(a)                                 3,001,227
                                                   ------------
                                                     34,578,327
                                                   ------------
------------------------------------------------------------
Savings & Loan--12.0%
  24,400    Charter Financial Corp.                     684,664
  71,800    Chesterfield Financial Corp.*             1,312,145
 238,500    Citizens First Bancorp, Inc.              4,285,845
  35,500    First Bell Bancorp, Inc.                    589,655
 170,000    First Federal Bancshares, Inc.            3,235,100
 107,900    First Niagara Financial Group, Inc.       3,408,561
 221,600    FloridaFirst Bancorp, Inc.                3,909,024
 141,500    Golden West Financial Corp.               8,798,470
  90,000    HMN Financial, Inc.                       1,571,400
 577,400    Hudson City Bancorp, Inc.                 9,371,202
  94,800    Parkvale Financial Corp.                  2,232,540
 151,678    Progess Financial Corp.                   1,425,773
 127,750    Quaker City Bancorp, Inc.*                4,237,469
                                                   ------------
                                                     45,061,848
                                                   ------------
            Total common stocks
              (cost $235,350,516)                   283,300,670
                                                   ------------
------------------------------------------------------------
Preferred Stocks--0.5%
  62,350    Capital One Financial Corp., 6.25%
              (cost $2,216,990)                       1,976,495
Principal
Amount
(000)
---------------------------------------------------------------
Convertible Bonds--0.3%
  $1,000    Online Resources & Communications,
              8.00%, 9/30/05
              (cost $1,000,000)                         880,000
                                                   ------------
            Total long-term investments
              (cost $238,567,506)                   286,157,165
                                                   ------------

Principal
Amount
(000)         Description                    Value (Note 1)
---------------------------------------------------------------
SHORT-TERM INVESTMENTS--23.2%
---------------------------------------------------------------
Repurchase Agreements--23.2%
 $43,521    Paribas Corp., 1.88%, dated
              9/30/2002, due 10/1/2002 in the
              amount of $43,523,273 (cost
              $43,521,000; collateralized by
              $31,010,000 U.S. Treasury Bonds,
              8.125%, due 8/15/2019, value of
              collateral including interest
              $44,392,290)                         $ 43,521,000
  43,520    UBS Warburg, 1.87%, dated 9/30/2002,
              due 10/1/2002 in the amount of
              $43,522,261 (cost $43,520,000;
              collateralized by $39,947,000 U.S.
              Treasury Bonds, 8.75%, due
              11/15/2008, value of collateral
              including interest $44,413,030)        43,520,000
                                                   ------------
                                                     87,041,000
                                                   ------------
------------------------------------------------------------
Certificates of Deposit
       2    Brookline Savings,
              2.25%, 8/29/02                              1,582
      23    First Federal Savings Bank,
              3.25%, 10/15/02                            23,159
      23    Naugatuck Valley Savings & Loan
              Assoc.,
              1.81%, 10/29/02                            22,628
                                                   ------------
                                                         47,369
                                                   ------------
            Total short-term investments
              (cost $87,088,523)                     87,088,369
                                                   ------------
------------------------------------------------------------
Total Investments--99.6%
            (cost $325,656,029; Note 4)             373,245,534
            Other assets in excess of
              liabilities--0.4%                       1,621,676
                                                   ------------
            Net Assets--100%                       $374,867,210
                                                   ------------
                                                   ------------

---------------
 * Non-income-producing security.
(a) Indicates a fair valued security.
ADR--American Depository Receipt.
REIT--Real Estate Investment Trust.
-------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities (Unaudited)       FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                      September 30, 2002
Investments, at value (cost $238,615,029)..................................................................       $286,204,534
Repurchase agreements, at value (cost $87,041,000).........................................................         87,041,000
Cash.......................................................................................................             45,155
Receivable for investments sold............................................................................          5,461,539
Dividends and interest receivable..........................................................................            618,357
Prepaid assets.............................................................................................            268,149
                                                                                                                 --------------
   Total assets............................................................................................        379,638,734
                                                                                                                 --------------
Liabilities
Payable for investments purchased..........................................................................          3,915,453
Advisory fee payable.......................................................................................            633,990
Administration fee payable.................................................................................            148,408
Accrued expenses...........................................................................................             73,673
                                                                                                                 --------------
   Total liabilities.......................................................................................          4,771,524
                                                                                                                 --------------
Net Assets.................................................................................................       $374,867,210
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................       $     23,622
   Paid-in capital in excess of par........................................................................        262,121,420
                                                                                                                 --------------
                                                                                                                   262,145,042
   Undistributed net investment income.....................................................................          3,838,165
   Accumulated net realized gains..........................................................................         61,294,498
   Net unrealized appreciation on investments..............................................................         47,589,505
                                                                                                                 --------------
   Net assets, September 30, 2002..........................................................................       $374,867,210
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value per share ($374,867,210 / 23,622,382 shares of common stock outstanding)...................              $15.87
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

FIRST FINANCIAL FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                Six Months
                                                  Ended
Net Investment Income                       September 30, 2002
Income
   Dividends.............................      $  4,018,895
   Interest..............................           598,942
                                            ------------------
      Total income.......................         4,617,837
                                            ------------------
Expenses
   Investment advisory fee...............         1,255,326
   Administration fee....................           293,775
   Legal fees and expenses...............           774,000
   Reports to shareholders...............            99,000
   Directors' fees.......................            70,000
   Insurance expense.....................            41,000
   Custodian's fees and expenses.........            40,000
   Listing fee...........................            22,000
   Transfer agent's fees and expenses....            18,000
   Audit fee.............................            13,000
   Miscellaneous expenses................            11,175
                                            ------------------
      Total expenses.....................         2,637,276
                                            ------------------
Net investment income....................         1,980,561
                                            ------------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on investment
   transactions..........................        35,379,028
Net change in unrealized appreciation of
   investments...........................       (27,699,542)
                                            ------------------
Net gain on investments..................         7,679,486
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $  9,660,047
                                            ------------------
                                            ------------------

FIRST FINANCIAL FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                     Ended           Year Ended
Increase in                      September 30         March 31,
Net Assets                           2002             2001
Operations
   Net investment income.......   $  1,980,561      $  4,521,485
   Net realized gain on
      investment
      transactions.............     35,379,028        60,925,158
   Net change in unrealized
      appreciation of
      investments..............    (27,699,542)       34,818,254
                                  ------------      ------------
   Net increase in net assets
      resulting from
      operations...............      9,660,047       100,264,897
                                  ------------      ------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income........             --        (4,724,478)
   Distributions from net
      realized gains on
      investment
      transactions.............             --       (34,535,923)
Cost of Fund shares reacquired
   (Note 6)....................             --       (11,189,671)
                                  ------------      ------------
Total increase.................      9,660,047        49,814,825
Net Assets
Beginning of period............    365,207,163       315,392,338
                                  ------------      ------------
End of period(a)...............   $374,867,210      $365,207,163
                                  ------------      ------------
                                  ------------      ------------
---------------
(a) Includes undistributed net
   investment income of........   $  3,838,165      $  1,857,604
                                  ------------      ------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Notes to Financial Statements (Unaudited)            FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

First Financial Fund, Inc. (the 'Fund') was incorporated in Maryland on March 3, 1986, as a closed-end, diversified management investment company. The Fund's primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income by investing in securities issued by savings and banking institutions, mortgage banking institutions and their holding companies. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which market quotations are readily available--including securities listed on national securities exchanges and those traded over-the-counter--are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreement: In connection with repurchase agreement transactions with financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to declare and pay dividends from net investment income and any net capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with Wellington Management Company, LLP (the 'Investment Adviser') and with Prudential Investments LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed monthly and payable quarterly, at the following annual rates:
..75% of the Fund's average month-end net assets up to and including $50 million, and .625% of such assets in excess of $50 million. The administration agreement provides for the Administrator to receive a fee, computed monthly and payable quarterly, at the annual rate of .15% of the Fund's average month-end net assets.

------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 2002 were $126,220,500 and $170,014,986, respectively.

------------------------------------------------------------
Note 4. Tax Information
The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of September 30, 2002 were as follows:

                                                      Total Net
                                                      Unrealized
  Tax Basis        Appreciation     Depreciation     Appreciation
--------------     ------------     ------------     ------------
 $325,678,413      $ 63,428,857     $ 15,861,736     $ 47,567,121

The differences between book and tax basis are primarily attributable to deferred losses on wash sales.
-------------------------------------------------------------------------------
                                       7

Notes to Financial Statements (Unaudited)            FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

Note 5. Borrowings
The Fund has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $45,000,000. These borrowings may be set to any desired maturity at a rate of interest determined by the lender at the time of borrowing. The Agreement expired on April 29, 2002. On May 6, 2002, the Agreement was amended. The maximum commitment was increased to $75,000,000. The expiration date of the amended Agreement is April 28, 2003. All other terms and conditions are unchanged. The Fund did not borrow any amounts pursuant to the Agreement during the six months ended September 30, 2002

------------------------------------------------------------
Note 6. Capital
There are 50 million shares of $.001 par value common stock authorized. Of the 23,622,382 shares issued as of September 30, 2002, the Investment Adviser owned 10,994 shares. During the year ended March 31, 2002, the Fund repurchased 902,300 of its own shares at a weighted average discount of 14.8%.

------------------------------------------------------------
Note 7. Dividends
On November 19, 2002, the Board of Directors of the Fund declared dividends of $0.168, $1.348 and $1.448 per share from ordinary income, short-term capital gains and long-term capital gains, respectively, payable December 10, 2002 to shareholders of record as of November 29, 2002.
--------------------------------------------------------------------------------
                                       8

Financial Highlights (Unaudited)                     FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

                                                                        Six Months
                                                                           Ended                Year Ended March 31,
                                                                       September 30,     ----------------------------------
                                                                           2002            2002         2001         2000
                                                                       -------------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................      $   15.46       $  12.86     $   8.72     $   8.85
                                                                       -------------     --------     --------     --------
Income from investment operations
Net investment income..............................................            .08            .19          .14          .12
Net realized and unrealized gain (loss) on investments.............            .33           3.99         4.09         (.20)
                                                                       -------------     --------     --------     --------
   Total from investment operations................................            .41           4.18         4.23         (.08)
                                                                       -------------     --------     --------     --------
Less dividends and distributions
Dividends from net investment income...............................             --           (.20)        (.10)        (.08)
Distributions from net realized gains..............................             --          (1.46)          --           --
Distributions in excess of net realized gains......................             --             --           --           --
                                                                       -------------     --------     --------     --------
   Total dividends and distributions...............................             --          (1.66)        (.10)        (.08)
                                                                       -------------     --------     --------     --------
Increase resulting from Fund share repurchase......................             --            .08          .01          .03
Net change resulting from the issuance of Fund shares..............             --             --           --           --
                                                                       -------------     --------     --------     --------
Net asset value, end of period(a)..................................      $   15.87       $  15.46     $  12.86     $   8.72
                                                                       -------------     --------     --------     --------
                                                                       -------------     --------     --------     --------
Market price per share, end of period(a)...........................      $   12.73       $  15.75     $  11.29     $ 7.8125
                                                                       -------------     --------     --------     --------
                                                                       -------------     --------     --------     --------
TOTAL INVESTMENT RETURN(b):........................................         (19.17)%        35.20%       49.40%        7.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................      $ 374,867       $365,207     $315,392     $214,662
Average net assets (000)...........................................      $ 391,704       $341,601     $258,156     $230,163
Ratios to average net assets:
   Expenses, before loan interest and commitment fees..............           1.34%(c)        .97%        1.09%        1.06%
   Total expenses..................................................           1.34%(c)       1.00%        2.12%        2.20%
   Net investment income...........................................           1.01%(c)       1.32%        1.33%        1.33%
Portfolio turnover rate............................................             39%(d)        114%          85%          63%
Total debt outstanding at end of period (000 omitted)..............      $      --       $     --     $     --     $ 45,000
Asset coverage per $1,000 of debt outstanding......................      $      --       $     --     $     --     $  5,768

                                                                       1999         1998
                                                                     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................  $  18.94     $  15.26
                                                                     --------     --------
Income from investment operations
Net investment income..............................................       .11          .14
Net realized and unrealized gain (loss) on investments.............     (7.20)        6.84
                                                                     --------     --------
   Total from investment operations................................     (7.09)        6.98
                                                                     --------     --------
Less dividends and distributions
Dividends from net investment income...............................      (.05)        (.14)
Distributions from net realized gains..............................     (2.59)       (2.68)
Distributions in excess of net realized gains......................      (.45)        (.63)
                                                                     --------     --------
   Total dividends and distributions...............................     (3.09)       (3.45)
                                                                     --------     --------
Increase resulting from Fund share repurchase......................        --           --
Net change resulting from the issuance of Fund shares..............       .09          .15
                                                                     --------     --------
Net asset value, end of period(a)..................................  $   8.85     $  18.94
                                                                     --------     --------
                                                                     --------     --------
Market price per share, end of period(a)...........................  $ 7.3125     $ 20.813
                                                                     --------     --------
                                                                     --------     --------
TOTAL INVESTMENT RETURN(b):........................................    (53.65)%      72.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................  $221,881     $387,852
Average net assets (000)...........................................  $296,740     $320,484
Ratios to average net assets:
   Expenses, before loan interest and commitment fees..............       .94%         .91%
   Total expenses..................................................      1.61%        1.25%
   Net investment income...........................................       .91%         .82%
Portfolio turnover rate............................................        65%          43%
Total debt outstanding at end of period (000 omitted)..............  $ 45,000     $ 20,000
Asset coverage per $1,000 of debt outstanding......................  $  5,931     $ 20,393

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Not annualized.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

-------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Supplemental Proxy Information                       FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

The annual meeting of stockholders of First Financial Fund, Inc. was held on August 12, 2002 (the 'Meeting') at the offices of Prudential Investments LLC, 100 Mulberry Street, Newark, New Jersey. On May 22, 2002, the record date for the Meeting, there were 23,622,382 Fund shares outstanding and entitled to vote. The Meeting was held to elect two Class I Directors to the Fund's Board to serve until 2005. Directors whose terms of office continue beyond this Meeting are Thomas T. Mooney, Robert I. Barr and Clay T. Whitehead.

The following persons were nominated by the Board to stand for election at the Meeting as Class I Directors: Eugene C. Dorsey and Robert E. La Blanc. A group of stockholders advised by Stewart R. Horejsi (the 'Horejsi Group') nominated Joel Looney and Dean Jacobson as Class I Directors.

The results of the voting at the Meeting, as independently certified by IVS Associates, Inc., were as follows:

     Nominee             In Favor        Withheld
------------------      ----------       ---------
Eugene C. Dorsey         7,817,386        187,166
Robert E. La Blanc       7,812,470        192,082
Joel Looney             11,174,771        153,216
Dean Jacobson           11,174,771        153,216

No nominee for election as a Class I Director received the vote of a majority of the Fund's outstanding shares at the Meeting, which is required under the Fund's By-laws in order to be elected as a Director. Therefore, no nominee was elected at the Meeting and the incumbents, Messrs. Dorsey and La Blanc, remain on the Fund's Board as 'holdover' Directors until their successors are duly elected and qualified.

Shortly after the issuance of the Fund's press release announcing the results noted above, Badlands Trust Company ('Badlands'), as trustee of one of the members of the Horejsi Group, filed suit in United States District Court to invalidate the Fund's By-law and to seat Messrs. Looney and Jacobson as Class I Directors of the Fund. The District Court ruled for Badlands on these matters, but the United States Court of Appeals for the Fourth Circuit stayed the effect of the District Court's ruling until the Court of Appeals issues its appellate decision. Pursuant to an order of the District Court, the Fund's Board, consisting of the three Directors whose terms did not expire in 2002, may meet and conduct business until these matters are resolved.

--------------------------------------------------------------------------------
                                       10

Other Information                                    FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan.) Shareholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in streetname or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a shareholder's specific election to receive cash. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Equiserve Trust Company, N.A. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distribution payable only in cash and the net asset value exceeds the market price of Shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund's shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly-issued shares. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

--------------------------------------------------------------------------------
                                       11

Directors
Richard I. Barr
Eugene C. Dorsey
Robert E. La Blanc
Thomas T. Mooney
Clay T. Whitehead

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The accompanying financial statements as of September 30, 2002 were not audited and, accordingly, no opinion is expressed on them.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Financial Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

The Fund's CUSIP number is:
320228109